In-Licensing arrangement	12 Months Ended
Dec. 31, 2021
In-Licensing arrangement
In-Licensing arrangement

20. In-Licensing arrangement

On August 7, 2021, the Group and Epizyme, Inc. (“Epizyme”) entered into a license agreement (the “In-license Agreement”) for tazemetostat, a novel inhibitor of EZH2 that is approved by the U.S. Food and Drug Administration for the treatment of certain patients with epithelioid sarcoma and follicular lymphoma. The Group will be responsible for the development and commercialization of tazemetostat in the PRC, Hong Kong, Macau and Taiwan (the “Territory”) and also holds rights to manufacture tazemetostat for the Territory. The Group also received a 4-year warrant, exercisable up to August 7, 2025, to purchase up to 5,653,000 shares of Epizyme common stock for an exercise price of US$11.50 per share.

Under the terms of the In-license Agreement and warrant, the Group paid Epizyme a US$25 million upfront payment and is obligated for a series of success-based payments up to US$110 million in development and regulatory milestones and up to US$175 million in sales milestones. Success-based payments are recognized when the related milestone is achieved. After tazemetostat is commercialized in the Territory, the Group will incur tiered royalties based on net sales. As at December 31, 2021, no amounts of development and regulatory milestones, sales milestones or royalties had been paid.

The US$25 million upfront payment was first allocated to the warrant for its initial fair value of US$15 million, and the remainder was allocated to the rights to tazemetostat which were expensed to research and development expense as in-process research and development.

The warrant was recorded as a financial asset at fair value with changes to fair value recognized to the consolidated statements of operations. As at December 31, 2021, the warrant had not been exercised. For the year ended December 31, 2021, a fair value loss of US$12.5 million was recognized to other expenses in the consolidated statements of operations. In estimating the fair value of the warrant, the following assumptions were used in the Black Scholes model for the dates indicated:

	August 7,	December 31,
	2021	2021
Fair value of the warrant (in US$’000)	15,000	2,452
Significant inputs into the valuation model:
Exercise price (in US$ per share)	11.50	11.50
Share price (in US$ per share)	6.47	2.50
Expected volatility (note (a))	74.48%	72.03%
Risk-free interest rate (note (b))	0.59%	1.05%
Remaining contractual life of the warrant (in years)	4.00	3.60
Expected dividend yield (note (c))	0%	0%

Notes:

(a)	Expected volatility references the historical volatility for the remaining contractual life of the warrant.
(b)	The risk-free interest rates reference the U.S. Treasury yield curves because Epizyme’s common stock is currently listed on the NASDAQ and denominated in US$.
(c)	Epizyme has not declared or paid any dividends and the Group does not currently expect it to do so within the remaining contractual life of the warrant.